UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 24, 2024

POWER REIT

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

001-36312

(Commission File Number)

45-3116572

(IRS Employer Identification No.)

301 Winding Road

Old Bethpage, NY 11804

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (212) 750-0371

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Shares	PW	NYSE (American)

7.75% Series A Cumulative Redeemable Perpetual Preferred Stock, Liquidation Preference $25 per Share	PW.A	NYSE (American)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On September 24, 2024, Power REIT (the “Trust”) determined  that the Trust’s unaudited consolidated Balance Sheets in its previously issued financial statements contained in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 should be restated due to an error in the classification of its Series A 7.75% Cumulative Redeemable Perpetual Preferred Stock Par Value $25.00 (the “Preferred Shares”). After consulting with MaloneBailey LLP, the Trust’s independent registered public accounting firm, Management and the Audit Committee concluded that the Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 should no longer be relied upon due to the error identified. The error in the unaudited Balance Sheet will be corrected in restated financial statements by filing an amended Quarterly Report on Form 10-Q (the “Form 10-Q/A”) contemporaneous with the filing of this Current Report on Form 8-K.

The Preferred Shares in question were previously classified as mezzanine equity based on an incorrect interpretation of the accounting guidance. However, upon further analysis, the Trust concluded that the Preferred Shares meet the criteria for classification as equity under the applicable accounting standards.

As previously disclosed in a Current Report on Form 8-K filed on September 3, 2024, the Trust received a letter from the NYSE American regarding a lack of compliance with listing requirements. Specifically, since the Trust had incurred losses in two out of the last three years, it is required to have total equity of greater than $2 million. As part of evaluating a plan to comply with the NYSE American listing requirements, the Trust embarked on analysis of the accounting treatment for its Preferred Shares which historically were classified as Mezzanine Equity. Based on its review, the Trust determined that the Preferred Shares should be treated as Equity. The Trust retained a qualified third-party consultant to assist with its analysis of the accounting treatment for the Preferred Shares. Ultimately, the Trust concluded that it has incorrectly classified the Preferred Shares on its balance sheet and that they should be treated as Equity (not mezzanine equity) and the financial statements should be re-stated accordingly. The restatement increases the Trust’s Total Equity on its consolidated Balance Sheet to approximately $10 million which is above the threshold required for NYSE American compliance as of June 30, 2024.

The change in accounting treatment is non-cash in nature, and does not affect revenue, gross margin, net income or income per share or the presentation of its non-GAAP metrics, including Funds from Operations. The change did not result from a change in published accounting guidance during the relevant time period or override of controls or misconduct, nor has the Audit Committee or Board of Trustees been informed of any issues related to an override of controls or misconduct.

The only changes to the financial statements contained in the original Form 10-Q are:

–	Reclassification of the Preferred Shares on the Consolidated Balance Sheet to Equity
–	Elimination of the accrual of undeclared dividends for the Preferred Shares consistent with treatment of the Preferred Shares as Equity (previously accrued as an increase to the carrying value of the Preferred Shares on the Balance Sheet)
–	An Updated Consolidated Statement of Changes in Shareholders Equity to include the Preferred Shares
–	Removal of dividends from the supplemental disclosure contained in the Consolidated Statement of Cash Flows

The Form 10-Q-A discloses that the Trust did not have effective internal controls over financial reporting as of June 30, 2024 due to a material weakness in the Trust’s design and operation of effective internal controls over the accounting for the treatment of complex transactions. The original Form 10-Q did not contain any material weakness or a reference to ineffective Disclosure Control and Procedures.

Safe Harbor

This Current Report on Form 8-K contains express or implied “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on Power REIT management’s current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Power REIT’s control. These risks and uncertainties include, but are not limited to, the following: Power REIT’s ability to timely submit its Plan to the NYSE American, the acceptance of its Plan by the NYSE American and Power REIT’s ability to regain compliance with the listing standards set forth in the Company Guide by November 23, 2025. Therefore, investors should not rely on any of these forward-looking statements and should review the risks and uncertainties described under the caption “Risk Factors” in Power REIT’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2024, and additional disclosures Power REIT makes in its other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Forward-looking statements are made as of the date of this Current Report on Form 8-K, and except as provided by law Power REIT expressly disclaims any obligation or undertaking to any update forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER REIT

Date: September 24, 2024	By	/s/ David H. Lesser
David H. Lesser
Chairman of the Board and Chief Executive Officer